United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2021

Date of reporting period: November 30, 2020

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS 0.00%
Consumer Discretionary - 0.00%
Commercial Services & Supplies - 0.00%
Constellis Holdings LLCA	72	$72

Entertainment - 0.00%
Deluxe EntertainmentA	726	—

Total Consumer Discretionary		72

Total Common Stocks (Cost $3,714)		72

	Principal Amount
BANK LOAN OBLIGATIONSB 73.98%
Communications - 14.27%
Advertising - 2.31%
ABG Intermediate Holdings LLC, 6.250%, Due 9/27/2024, 2020 Incremental Term Loan, (3-mo. LIBOR + 5.250%)	$75,000	74,625
Clear Channel Outdoor Holdings, Inc., 3.666% - 3.714%, Due 8/21/2026, Term Loan B, (2-mo. LIBOR + 3.500%, 3-mo. LIBOR + 3.500%)	149,622	140,645
Red Ventures LLC, 4.250%, Due 11/8/2024, 2020 Term Loan B, (1-mo. LIBOR + 3.500%)	6,000	5,925

		221,195

Internet - 2.70%
Airbnb, Inc., 8.500%, Due 4/17/2025, Term Loan, (1-mo. LIBOR + 7.500%)	43,890	47,415
CNT Holdings Corp., 7.500%, Due 10/16/2028, 2020 2nd Lien Term Loan, (3-mo. LIBOR + 6.750%)	19,000	19,047
ION Trading Technologies SARL, 5.000%, Due 11/21/2024, USD Incremental Term Loan B, (6-mo. LIBOR + 4.000%)	99,479	97,966
WeddingWire, Inc., 4.668% - 4.713%, Due 12/19/2025, 1st Lien Term Loan, (2-mo. LIBOR + 4.500%, 3-mo. LIBOR + 4.500%)	96,385	93,975

		258,403

Media - 2.66%
Cengage Learning, Inc., 5.250%, Due 6/7/2023, 2016 Term Loan B, (6-mo. LIBOR + 4.250%)	21,610	20,052
McGraw-Hill Global Education Holdings LLC, 5.000%, Due 5/4/2022, 2016 Term Loan B, (3-mo. LIBOR + 4.000%)	150,000	141,406
NEP/NCP Holdco, Inc., 3.396%, Due 10/20/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	99,494	93,027

		254,485

Telecommunications - 6.60%
Consolidated Communications, Inc., 5.750%, Due 10/2/2027, 2020 Term Loan B, (1-mo. LIBOR + 4.750%)	100,000	99,913
Global Tel*Link Corp., 4.396%, Due 11/29/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	9,300	8,294
Intelsat Jackson Holdings S.A., Due 11/27/2023, 2017 Term Loan B3C	200,000	202,222
LogMeIn, Inc., 4.903%, Due 8/31/2027, Term Loan B, (1-mo. LIBOR + 4.750%)	150,000	148,125
West Corp., 5.000%, Due 10/10/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%, 3-mo. LIBOR + 4.000%)	181,493	172,396

		630,950

Total Communications		1,365,033

Consumer, Cyclical - 12.57%
Airlines - 5.05%
JetBlue Airways Corp., 6.250%, Due 6/17/2024, Term Loan, (3-mo. LIBOR + 5.250%)	272,813	277,076

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2020 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSB - 73.98% (continued)
Consumer, Cyclical - 12.57% (continued)
Airlines - 5.05% (continued)
Mileage Plus Holdings LLC, 6.250%, Due 6/25/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.250%)	$200,000	$205,910

		482,986

Auto Parts & Equipment - 0.05%
Trico Group LLC, 8.500%, Due 2/2/2024, 2020 Term Loan B, (3-mo. LIBOR + 7.500%)	4,778	4,763

Entertainment - 1.56%
Deluxe Entertainment Services Group, Inc.,
6.000%, Due 3/25/2024, 2019 1st Lien Term Loan, PIK (in-kind rate 1.500%)D E	955	895
7.000%, Due 9/25/2024, 2019 2nd Lien Term Loan, PIK (in-kind rate 2.500%)D E	7,547	906
William Morris Endeavor Entertainment LLC,
2.900%, Due 5/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	32,804	29,614
9.500%, Due 5/18/2025, 2020 Term Loan B2, (1-mo. LIBOR + 8.500%)	119,400	117,808

		149,223

Leisure Time - 1.97%
TopGolf International, Inc., 7.000%, Due 2/8/2026, Term Loan B, (3-mo. LIBOR + 6.250%)	97,008	96,422
Varsity Brands, Inc., 4.500%, Due 12/15/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	99,489	92,294

		188,716

Office Furnishings - 0.00%
VIP Cinema Holdings, Inc.,
10.250%, Due 6/26/2020, 2020 New Money Term Loan, (3-mo. PRIME + 7.000%)D E	786	52
10.250%, Due 3/1/2023, USD Term Loan B, (3-mo. PRIME + 7.000%)	2,044	82

		134

Retail - 3.94%
Bass Pro Group LLC, 5.750%, Due 9/25/2024, Term Loan B, (3-mo. LIBOR + 5.000%)	98,631	98,525
NPC International, Inc.,
3.000%, Due 1/21/2021, 2020 Incremental Priority Term Loan, (1-mo. LIBOR + 1.500%)F	6,768	6,700
5.750%, Due 4/19/2024, 1st Lien Term Loan, (3-mo. PRIME + 2.500%)	29,847	27,991
Petco Animal Supplies, Inc., 4.250%, Due 1/26/2023, 2017 Term Loan B, (3-mo. LIBOR + 3.250%)	125,000	117,734
SP PF Buyer LLC, 4.646%, Due 12/22/2025, Term Loan, (1-mo. LIBOR + 4.500%)	107,608	101,036
Staples, Inc., 5.214%, Due 4/16/2026, 7 Year Term Loan, (3-mo. LIBOR + 5.000%)	25,804	24,842

		376,828

Total Consumer, Cyclical		1,202,650
Consumer, Non-Cyclical - 12.66%
Commercial Services - 2.62%
APX Group, Inc., 5.146% - 7.250%, Due 12/31/2025, 2020 Term Loan, (1-mo. LIBOR + 5.000%, 3-mo. PRIME + 4.000%)	1,965	1,947
Inmar Holdings, Inc., 5.000%, Due 5/1/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	149,613	144,214
Travelport Finance SARL, 2.500%, Due 2/28/2025, 2020 Super Priority Term Loan, PIK (in-kind rate 6.500%)	2,882	2,781
USS Ultimate Holdings, Inc., 4.750%, Due 8/25/2024, 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	102,675	101,471

		250,413

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2020 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSB - 73.98% (continued)
Consumer, Non-Cyclical - 12.66% (continued)
Food - 2.17%
Quirch Foods Holdings LLC, 6.750%, Due 10/19/2027, 2020 Term Loan, (3-mo. LIBOR + 5.750%)	$109,000	$108,455
Shearer’s Foods, Inc., 4.750%, Due 9/23/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.000%)	100,000	99,656

		208,111

Health Care - Services - 5.84%
Air Methods Corp., Due 4/22/2024, 2017 Term Loan BC	200,000	186,428
Compassus Intermediate, Inc., 6.000%, Due 12/31/2026, Term Loan B, (6-mo. LIBOR + 5.000%)	99,126	97,887
US Renal Care, Inc., 5.146%, Due 6/26/2026, 2019 Term Loan B, (1-mo. LIBOR + 5.000%)	77,177	76,463
WP CityMD Bidco LLC, 5.500%, Due 8/13/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.500%, 6-mo. LIBOR + 4.500%)	198,500	197,700

		558,478

Pharmaceuticals - 2.03%
Alphabet Holding Co., Inc., 7.896%, Due 9/26/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 7.750%)	200,000	194,666

Total Consumer, Non-Cyclical		1,211,668

Diversified - 0.12%
Holding Companies - Diversified - 0.12%
Genesis Specialist Care Finance Ltd., 6.000%, Due 5/14/2027, 2020 USD Term Loan B5, (3-mo. LIBOR + 5.000%)	11,940	11,870

Energy - 2.11%
Municipal - 1.12%
Oxbow Carbon LLC, 5.000%, Due 10/13/2025, 2020 Term Loan B, (1-mo. LIBOR + 4.250%)C	108,000	107,190

Oil & Gas - 0.01%
McDermott Technology Americas, Inc., 3.146%, Due 6/30/2024, 2020 Make Whole Term Loan, (1-mo. LIBOR + 3.000%)	807	646

Pipelines - 0.98%
Traverse Midstream Partners LLC, 6.500%, Due 9/27/2024, 2017 Term Loan, (1-mo. LIBOR + 5.500%)	100,000	94,111

Total Energy		201,947

Financial - 3.15%
Diversified Financial Services - 2.11%
Blucora, Inc., 5.000%, Due 5/22/2024, 2017 Term Loan B, (6-mo. LIBOR + 4.000%)	99,920	98,421
GreenSky Holdings LLC, 3.438%, Due 3/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	4,937	4,739
IG Investment Holdings LLC, 5.000%, Due 5/23/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	99,745	98,409

		201,569

Insurance - 1.04%
AssuredPartners Capital, Inc., 5.500%, Due 2/12/2027, 2020 Incremental Term Loan B, (1-mo. LIBOR + 4.500%)	99,500	99,407

Total Financial		300,976

Industrial - 8.68%
Building Materials - 2.60%
ACProducts, Inc., 7.500%, Due 8/18/2025, 2020 Term Loan B, (6-mo. LIBOR + 6.500%)	124,214	126,284

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2020 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSB - 73.98% (continued)
Industrial - 8.68% (continued)
Building Materials - 2.60% (continued)
Big Ass Fans LLC, 4.750%, Due 5/21/2024, 2018 Term Loan, (3-mo. USD LIBOR)	$124,676	$122,183

		248,467

Electronics - 3.01%
NorthPole Newco SARL, 7.220%, Due 3/18/2025, Term Loan, (3-mo. LIBOR + 7.000%)	155,145	139,535
Tech Data Corp., 5.646%, Due 6/30/2025, ABL FILO Term Loan, (1-mo. LIBOR + 5.500%)	150,000	148,875

		288,410

Engineering & Construction - 2.09%
Tutor Perini Corp., 5.750%, Due 8/13/2027, Term Loan B, (3-mo. LIBOR + 4.750%)	200,000	199,626

Machinery - Diversified - 0.98%
Welbilt, Inc., 2.647%, Due 10/23/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	100,000	94,063

Total Industrial		830,566

Technology - 19.38%
Computers - 2.30%
ConvergeOne Holdings, Inc., Due 1/4/2026, 2019 Term LoanC	150,000	136,200
Electronics for Imaging, Inc., 5.146%, Due 7/23/2026, Term Loan, (1-mo. LIBOR + 5.000%)	98,877	83,922

		220,122

Software - 17.08%
Cvent, Inc., 3.896%, Due 11/29/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	174,617	164,795
DTI Holdco, Inc., 5.750%, Due 9/30/2023, 2018 Term Loan B, (3-mo. LIBOR + 4.750%)	149,222	133,864
Finastra USA, Inc., 4.500%, Due 6/13/2024, USD 1st Lien Term Loan, (6-mo. LIBOR + 3.500%)	117,075	113,297
Informatica LLC, 7.125%, Due 2/25/2025, 2020 USD 2nd Lien Term LoanG	272,000	275,996
Ivanti Software, Inc., 10.000%, Due 1/20/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 9.000%)	200,000	198,562
MA FinanceCo. LLC, 5.250%, Due 6/5/2025, 2020 USD Term Loan B, (3-mo. LIBOR + 4.250%)	149,063	148,814
Particle Investments SARL, 5.750%, Due 2/18/2027, Term Loan, (3-mo. LIBOR + 5.250%)	149,625	147,630
Project Alpha Intermediate Holding, Inc., 4.500%, Due 4/26/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	175,000	171,500
Riverbed Technology, Inc., 4.250%, Due 4/24/2022, 2016 Term Loan, (2-mo. LIBOR + 3.250%, 3-mo. LIBOR + 3.250%)	199,211	179,130
Ultimate Software Group, Inc., 4.750%, Due 5/4/2026, 2020 Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	100,000	100,114

		1,633,702

Total Technology		1,853,824

Utilities - 1.04%
Electric - 1.04%
Hamilton Projects Acquiror LLC, 5.750%, Due 6/17/2027, Term Loan B, (3-mo. LIBOR + 4.750%)	99,750	99,418

Total Bank Loan Obligations (Cost $6,962,201)		7,077,952

CORPORATE OBLIGATIONS 22.62%
Communications - 4.25%
Internet - 2.18%
EIG Investors Corp., 10.875%, Due 2/1/2024	200,000	208,100

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2020 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 22.62% (continued)
Communications - 4.25% (continued)
Media - 2.07%
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, Due 8/15/2026H	$100,000	$77,500
Univision Communications, Inc., 6.625%, Due 6/1/2027H	113,000	120,628

		198,128

Total Communications		406,228

Consumer, Cyclical - 7.15%
Airlines - 1.40%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, Due 10/20/2028H	125,000	134,496

Auto Parts & Equipment - 1.69%
Clarios Global LP / Clarios US Finance Co., 8.500%, Due 5/15/2027H	150,000	161,438

Distribution/Wholesale - 1.13%
G-III Apparel Group Ltd., 7.875%, Due 8/15/2025H	100,000	108,000

Retail - 2.93%
IRB Holding Corp., 6.750%, Due 2/15/2026H	125,000	129,375
Staples, Inc., 7.500%, Due 4/15/2026H	150,000	150,937

		280,312

Total Consumer, Cyclical		684,246

Consumer, Non-Cyclical - 6.51%
Commercial Services - 2.21%
APX Group, Inc.,
7.625%, Due 9/1/2023	100,000	103,750
6.750%, Due 2/15/2027H	100,000	108,000

		211,750

Food - 1.63%
United Natural Foods, Inc., 6.750%, Due 10/15/2028H	150,000	155,625

Health Care - Services - 2.67%
Global Medical Response, Inc., 6.500%, Due 10/1/2025H	125,000	128,750
US Renal Care, Inc., 10.625%, Due 7/15/2027H	115,000	127,075

		255,825

Total Consumer, Non-Cyclical		623,200

Industrial - 1.38%
Electronics - 1.08%
Brightstar Escrow Corp., 9.750%, Due 10/15/2025H	100,000	103,412

Machinery - Diversified - 0.30%
Welbilt, Inc., 9.500%, Due 2/15/2024	28,000	28,770

Total Industrial		132,182

Technology - 3.33%
Software - 3.33%
Granite Merger Sub 2, Inc., 11.000%, Due 7/15/2027H	101,000	110,848

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2020 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 22.62% (continued)
Technology - 3.33% (continued)
Software - 3.33% (continued)
Solera LLC / Solera Finance, Inc., 10.500%, Due 3/1/2024H	$200,000	$208,000

		318,848

Total Technology		318,848

Total Corporate Obligations (Cost $2,066,512)		2,164,704

	Shares
SHORT-TERM INVESTMENTS - 11.21% (Cost $1,072,616)
Investment Companies - 11.21%
American Beacon U.S. Government Money Market Select Fund, 0.01%I J	1,072,616	1,072,616

TOTAL INVESTMENTS - 107.81% (Cost $10,105,043)		10,315,344
LIABILITIES, NET OF OTHER ASSETS - (7.81%)		(747,695)

TOTAL NET ASSETS - 100.00%		$9,567,649

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
C	Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of November 30, 2020.
D	Value was determined using significant unobservable inputs.
E	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,853 or 0.02% of net assets.
F

All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $3,364 or 0.04% of net assets. Of this amount, $3,364 relates to NPC International, Inc.

G	Fixed Rate.
H

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,824,084 or 19.07% of net assets. The Fund has no right to demand registration of these securities.

I	The Fund is affiliated by having the same investment advisor.
J	7-day yield.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

USD - United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2020, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1		Level 2	Level 3	Total
Assets
Common Stocks	$72	(1)	$—	$—	$72
Bank Loan Obligations(2)	—		7,076,099	1,853	7,077,952
Corporate Obligations	—		2,164,704	—	2,164,704
Short-Term Investments	1,072,616		—	—	1,072,616

Total Investments in Securities - Assets	$1,072,688		$9,240,803	$1,853	$10,315,344

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $3,364 at period end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2020 (Unaudited)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended November 30, 2020, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2020	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 11/30/2020	Unrealized Appreciation (Depreciation) at Year End*
Bank Loan Obligations	$8,983	$62	$2,666	$73	$—	$(4,599)	$—	$—	$1,853	$(6,296)

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end.

For the period ended November 30, 2020, bank loan obligations valued at $1,853 have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2020 (Unaudited)

Organization

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on July 2, 2018. American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum initial investment for the Fund’s Y Class Shares is $100,000 per account, subject to certain exceptions. The minimum initial investment for the Fund’s T Class Shares is $2,500 per account, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2020 (Unaudited)

discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $25 million.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The ASU amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2020 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2020 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2020 (Unaudited)

prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

Cost of Investments for Federal Income Tax Purposes

As of November 30, 2020, the Fund’s cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$10,105,043	$249,058	$(38,757)	$210,301

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2020, the Fund had no capital loss carryforwards.